4 0 0 2

H C R A M 8 2

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O T C E R I D F O D R A O B E H T F O E E T T I M M O C L A I C E P S

E H T O T N O

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T N E S E

R Project Marquee

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E E U Q R A M T C E J O R

P We have relied upon the accuracy and With respect to financial forecasts, we have assumed The information set forth herein is based These materials and the information contained herein are confidential and may not be Lazard is acting as investment banker to the

The information herein has been prepared by Lazard based upon information supplied by the Company, or publicly available, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company or any other entity, or concerning solvency or fair value of the Company or any other entity. that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company; we assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. disclosed publicly or made available to third parties without the prior written consent of Lazard; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Special Committee of the Board of Directors of the Company, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice.

E E U Q R A M T C E J O R P

1 2 7 6

1 1 2

W E Y I S

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C S A I R

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T X N I A E I S V

I I I V

Table of Contents I I I I

Y R A M M U S

E V I T U C E X E

I

Three-year term with one-year renewals No solicitation of alternative transactions If Superior Proposal received prior to shareholder approval, Company may participate in negotiations and

An affiliate of Leonard Green Partners (“LGP”) together with the Contributing Holders $14.00 Cash Taxable to shareholders Vested and unvested options will be settled for in-the-money amount in cash at closing, except to the extent they are being rolled over by the Contributing Holders CEO only. provide non-public information Board must determine in good faith, after consultation with advisors, that proposal constitutes or could reasonably be expected to lead to a Superior Proposal, which means greater value per share than initially agreed-to transaction (or any revisions thereto) Copy of Superior Proposal provided to Buyer Once Company determines to accept Superior Proposal or withdraw its recommendation, Buyer has three business days to negotiate a revised proposal

HARE REATMENT

S

T

REATMENT

T E

E UYER RICE PER ONSIDERATION AX PTIONS MPLOYMENT GREEMENTS CQUISITION ROPOSALS

U Summary of Proposal B P C T O E A A P

Q

R

A 1

M T C E J O R P

Y R A M M U S

E V I T

U C

E X

E

I Equity Value(2) 2.9% 3.3% 3.1%

Value(1)

Termination Fee as a        % of: 2.2% 2.5% 2.4%

Enterprise

Proposed (3) Average (cont’d) No Company Material Adverse Effect No pending action or proceeding with a reasonable probability of success Financing consummated on terms reasonably acceptable to Buyer (and terms of UBS commitment letters deemed acceptable) Minimum amount of existing senior subordinated notes are tendered CEO ready, willing and able to perform pursuant to agreed-upon employment contract $26.5m plus up to $3m of documented expenses Median Third Quarter 2004

EE

F LOSING ONDITIONS C

C

BLIGATIONS OF

E O

E ERTAIN UYER ERMINATION XPECTED

U C TO B T E

Q Summary of Proposal (1) Completed US deals with change of control, enterprise value $1.00-$1.50bn, 1/99-present (2) Completed US deals with change of control, equity value $0.75-$1.25bn, 1/99-present (3) Equity and enterprise value do not include NPV of NOLs, minimum cash needed for operations and tax benefit from exercise of certain options

R

A 2

M T C E J O R P

Y

R 30.0 A $351.2 115.0 900.8

M $1,397.0 M 6/30/04

U S

E V

I 30.0 T $351.3 115.0 900.8

U $1,397.0 C 3/31/04

E X E

I USES

Debt Total Fees and Expenses Purchase of Equity Minimum Cash Total 6/30/04 $28.7 400.0 400.0 200.0 219.0 70.0 79.3 $1,397.0 3/31/04 $48.7 400.0 400.0 200.0 219.0 70.0 59.4 $1,397.0

SOURCES

E E

U Bank Revolver ($75m, L+300) Bank Term Loan (L+300) Senior Notes (~9.5%) Senior Subordinated Notes (~10.5%) New Equity Rollover Equity Cash on Hand Total

Q Sources and Uses ($            in millions) R

A 3

M T C E J O R P

Y R A M M U S

E V I T U C E X

E The Committee in turn

I Lazard began due diligence with

UBS reported back that LGP might prove an appropriate UBS, LGP and Wattles then met in January 2004, followed On February 10, a NDA was signed with LGP; on February 12, following a They were seen as possibly subscribing to a On February 19, LGP made an offer of $13.00/share contingent on due diligence and other contingencies and On February 27, LGP requested that it be On March 6, the Special Committee granted approval subject to On March 8, LGP communicated that it wanted to Lazard and the Special Committee verbally On March 18, Lazard visited A subsequent call was held with Price and Bond on March Lazard conducted due diligence calls with LGP on March 24 and with On March 26, LGP submitted a revised offer, based upon a new On March 18, March 22, March 24, and March 26, the Special On March 19, Lazard met with Mark Wattles in Los Angeles.

E In December 2003, CEO Mark Wattles and SVP of Finance and Business Development Alex Bond met with representatives of UBS to discuss capital structure options, including a possible recapitalization or LBO. partner for Hitchcock, given its size, West Coast base and retail experience. by a series of further meetings between LGP and Wattles. Wattles informed the Board of these discussions on January 30, after which a Special Committee was formed. retained Gibson, Dunn & Crutcher on February 6; the first full presentation to the Committee was made on February 10. On February 3, LGP visited Hitchcock’s executive offices. call from Wattles to the private equity arm of ***, a NDA was also signed with that party. portion of the LGP equity. asked for a 45-day period of exclusivity which was rejected by the Special Committee. The Special Committee formally engaged UBS as its financial advisor on February 20. permitted to engage UBS’ capital markets arm as financial advisor. certain understandings, including that UBS would provide stapled financing to other qualified buyers and that the Special Committee would engage another investment bank to evaluate the fairness of the transaction. send an Agreement and Plan of Merger – which was sent (incorporating a $13.50/share price) on March 10. On March 10, Lazard was asked to serve as investment banker to the Special Committee. agreed to the terms of Lazard’s engagement on March 14, and Lazard was engaged effective March 15. calls with Alex Bond on March 15 and with Bond and CFO Tim Price on March 16 and March 17. Hitchcock’s executive offices to continue financial and business diligence with Price and Bond, and spoke again (with a particular focus on financial projections and assumptions) with Price and Bond on March 21. 25. UBS’ capital markets arm on March 24. On March 23, LGP received an alternative financing proposal from ***. financing proposal from UBS and incorporating a $14.00/share price. Committee met with UBS, Lazard and other advisors to review terms and conditions being offered.

E

U

Q Background of Transaction and Summary of Work Performed *** Confidential Treatment Requested

R

A 4

M T C E J O R P

Y R A M M U S

E V I T U C E X E

I

2005E 0.54x 4.1 5.4 8.0 0.58x 4.4 5.9 9.5

Mgmt. Projections 2004E 0.61x 4.5 6.1 9.5 Analyst Projections 0.62x 4.8 6.4 10.3 Implied Transaction Multiples 0.67x 4.6 6.2 9.9 2003A $14.00 59.8 7.3 $939.0 (38.2) (23.1) $877.7 351.3 (20.4) (82.3) $1,126.3 $2,071 277 208 109 $1,955 255 191 93

2005E

Mgmt. Projections $1,836 252 185 93 Analyst Projections $1,804 234 176 85 2004E

Hitchcock Financial Data $1,683 244 183 88 2003A

(3) (4)

(1)

(2) (5) (5)

Hitchcock Capitalization (at $14.00 per share)

E

E Basic Shares In-The-Money Options Raw Value of Shares & Options Less: Option Proceeds Less: Tax Benefit from Options Exercise Plus: Debt Less: Surplus Cash Less: NOL Benefit analyst projections U Share Price Equity Value Enterprise Value Revenue EBITDA EBIT Net Income Revenue EBITDA EBIT Net Income

Q Implied Valuation ($            in millions, except per share data) (1) Equity value calculated using treasury stock method; includes all options, exercisable and non-exercisable; assumes deductibility of certain stock options (2) Pro forma for $20m credit facility prepayment in January 2004 (3) Pro forma for $20m credit facility prepayment and $3.7m stock repurchase in January 2004; excludes $30m cash needed for operations (4) NOL valuation assumes 12% discount rate; usage based on management projections (5) Fully taxed net income; represents EPS of $1.38, $1.45 and $1.68 for 2003, 2004 and 2005, respectively, in management projections and $1.34 and $1.42 for 2004 and 2005, respectively, in

R

A 5

M T C E J O R P

• Y R

• A further console

• M

• M of video

• U negotiation. in new

• S accelerating E to couple V from of a I incentives T of

• U subject

• C competitors capable E impetus strong stores

• X still of

• E Blockbuster negotiation sales cycles with technology/revenue-sharing, game)

• I ONSIDERATIONS Company

• C versus studios Number and previous (or THER successful major stores. rental /O revenue-sharing with market. increasing, in management (superstores, new scale is than credibility new leverage for of OMPANY Disadvantaged of incorporate deals retail less Proven open C indebtedness plans be market size. game segment innovation guarantees) to opening economics negotiating plans retail may of by

• Smaller Less Less Substantial Company’s Current revenue-sharing Crowded game releases Near-term Management. Record availability Capability growth

• 33 33 33 33 33 33

• to but of them movies for predicted, comfort increase (Netflix); and studios first-run now and the not traffic to for is quality margins ONSIDERATIONS important this subscription narrow foot

• Note:

• C too particularly Improving rental as — further increasing NDUSTRY market prices channels of I sales/rentals. movies. mail-delivery could means rental a

• ENTAL the wholesale with severe distribution viewing — retailers as R see parity retail, for channels Mass stable

• IDEO analysts lowering date potentially .

• V as competing video some further release seen other for relatively that is Alternatives alternative Wal-Mart ads

• 33

• at or fill increasing Note by (VOD) titles. market pizza’) etc.) been insulated shelves industry’s include: your games, has well catalog purchase with over-renting market consumer

• Considerations by than and video

• scenarios the video-on-demand particularly (as rather to (‘deliver include: (cable, threats, accentuated negative and sampling) seem sales most            , issues saturated release consumers (PPV) store alternatives of Company policies new Possible to behavior nature segments become of . drive internet Consumer trips catalog DVDs) here to searchability, and studio pay-per-view single-use-only via . of may rentals steps improving on sales initial) customer on continuing putting pushing offering depth (reviews, long-standing regions/market market dramatic PPV; (and Piracy, fees data any . seldom-watched

• E

• E Dependence dependence take Studios Studios Studios VOD; Imperfect Return Late Moderate Less Stock-outs Other Established Despite Certain Purchase with

• U Industry

• Q 33 33 33 33

• R

• A 6 M

• T C E J O R P

Y 9.2 7.5x 6.4x

R 2005E 11.7x 10.5x 12.6x 12.5 12.5x 22.1x

A M

M 12.9x 10.5 11.7x 14.4x 14.4 14.4x 60.4x 8.0x 7.4x

U P/E 2004E

S

E

V 11.7x 7.8x 7.8x

I 2003 11.6x 11.8 16.7x 15.6 16.2x 105.7x

T U

C 6.8x 5.4 6.1x 6.2x 6.5 6.4x 4.7x 4.3x

E 17.5x

X 2005E

E

7.8x 6.0 6.9x 7.3x 7.4 7.4x 5.1x 4.9x

I EBIT 2004E 52.0x

2003 6.7x 7.3 7.0x 8.5x 7.7 8.1x 98.9x 4.9x 4.9x 2005E 4.2x 4.2 4.2x 4.7x 4.1 4.4x 13.1x 3.5x 3.3x EBITDA 2004E 4.7x 4.6 4.7x 5.4x 4.8 5.1x 32.1x 3.8x 3.6x Enterprise Value as a Multiple of 2003 4.3x 5.6 4.9x 6.4x 5.3 5.9x 65.2x 3.7x 3.7x

2005E 0.49x 0.71 0.60x 0.42x 0.25 0.34x 1.90x 0.46x 0.44x Revenue 2004E 0.52x 0.77 0.64x 0.47x 0.28 0.38x 3.04x 0.50x 0.49x 2003 0.52x 0.86 0.69x 0.56x 0.34 0.45x 5.52x 0.54x 0.54x Enterprise Value $3,093 596 $876 537 $1,502 $902 $902 Equity Value $3,124 656 $1,081 698 $1,637 $684 $684 Price (3/26/04) $17.16 19.18 $17.48 27.34 $28.97 $10.70 $10.70 Average Average

E

E Blockbuster Movie Gallery Gamestop Electronics Boutique Netflix Hitchcock (Analysts) Hitchcock (Management)

U Company Name Video Rental Comparables Video Game Retailers hand; Equity Values calculated using treasury stock method (includes all outstanding options, exercisable and non-exercisable) Q Comparables Analysis ($            in millions, except per share data) Note: NPV of NOL tax benefits (net of valuation allowances) included in calculation of Enterprise Values; values do not include adjustments for tax benefit of option exercises nor needed cash on

R

A 7

M T C E J O R P

Y 50

R 2.5% 1,345 1,245 0.000 0.011 0.009 2.5% 4.2% 2.0% A 2008 92.6% 17.2% 37.7% 11.7% 33.4% 73.9% 15.2%

M M

U 50

S 2.5% 1,295 1,095 0.000 0.011 0.009 2.5% 4.2% 2.0% 2007 84.6% 19.7% 35.4% 12.0% 32.9% 74.6% 15.5%

E V I

T 150 795

U 2006 20.0% 1,245 63.9% 22.7% 32.5% 12.4% 32.4% 75.4% 15.8% 0.000 0.011 0.009 2.5% 4.2% 1.0%

C E X

E 300 595

2.5% 1,095 0.000 0.011 0.008 2.8% 5.1% 1.0% 2005 54.3% 13.7% 31.4% 12.0% 42.8% 71.1% 18.3%

I RIVERS

D

RAZY 2004 11.0% 200 795 276 34.7% 16.6% 34.1% 12.4% 36.9% 74.5% 18.6% 0.000 0.011 0.008 3.0% 5.3% 0.0%

C

AME

G

GAME ASSUMPTIONS Mature Store Growth Rate New Stores EOP Stores Mature Stores Mature Stores (% of Total Stores) Sales Mix New Hardware New Software Accessories Used & Other COGS (% of Revenue) Salary & Wages (% of Revenue) Rent & Other Occupancy per Store Pre-Opening Costs per Store Other Operating Expenses per Store Advertising (% of Revenue) G&A (% of Revenue) G&A Inflation (Y-o-Y) 2008 0.0% 150 2,590 2,290 88.4% 76.3% 15.8% 7.9% 30.0% 33.8% 15.8% 0.170 0.014 0.062 0.8% 6.0% 2.0% 2.0% 2007 0.0% 150 2,456 2,156 87.8% 76.3% 15.8% 7.9% 30.3% 34.1% 15.8% 0.162 0.014 0.059 0.8% 6.0% 2.0% 2.0% 2006 0.0% 150 2,322 2,022 87.1% 76.3% 15.8% 7.9% 30.6% 34.3% 15.8% 0.154 0.013 0.056 0.8% 5.9% 2.0% 2.0% RIVERS 2005 0.0% 150 2,188 1,888 86.3% 76.3% 15.8% 7.9% 30.9% 34.6% 15.8% 0.151 0.013 0.055 0.8% 6.0% 1.0% 2.0%

D

TORE 2004 (1.5%) 150 2,054 1,802 87.7% 76.3% 15.8% 7.9% 31.2% 34.9% 15.8% 0.148 0.013 0.054 0.8% 6.0% 0.0% 2.0%

S

IDEO

V

E E U

Q Key Operating Assumptions – Management Projections

R

A 8

M

Mature Stores (% of Total Stores) Rental PV (Previously Viewed/Used) Merchandise

T Mature Store Growth Rate New Stores EOP Stores Mature Stores Sales Mix Rental COGS (% of Rental Revenue) Video COGS (% of Video Revenue) Salary & Wages (% of Revenue) Rent & Other Occupancy per Store Pre-Opening Costs per Store Other Operating Expenses per Store Advertising (% of Revenue) G&A (% of Revenue) G&A Inflation (Y-o-Y) Rent Inflation (Y-o-Y)

C VIDEO ASSUMPTIONS

E J O R P

Y R A M M U S

E V I T

U

C 979 935

E 15.58 14.90 X 4.75x $1,025 4.75x $16.29

E

(3) I (3) $2,695 6% 333 12% 6% 259 10% 8% (103) 40% 75 (15) (58) (1) 156 5% 91.9% $908 867 828 $14.48 13.84 13.23

2008E Equity Value 4.125x Price Per Share 4.125x $2,548 7% 315 12% 7% 239 9% 10% (95) 40% 76 (14) (57) 1 149 26% 93.8% $791 755 721 $12.65 12.07 11.52

2007E 3.50x 3.50x

(1) $2,372 15% 294 12% 6% 216 9% 4% (86) 40% 78 (14) (73) (2) 118 79% 95.6% $1,273 1,228 1,184 69.6% 69.2% 68.8%

2006E 4.75x 4.75x $2,071 13% 277 13% 10% 208 10% 13% (83) 40% 69 (14) (98) (16) 66 31% 97.6% $1,157 1,116 1,077 66.6% 66.1% 65.7%

2005E Enterprise Value 4.125x Terminal Value as a        % of Enterprise Value 4.125x $1,836 9% 252 14% 3% 185 10% 1% (74) 40% 67 (15) (91) (21) 50 2% 99.0% $1,040 1,004 970 62.8% 62.4% 61.9%

2004E 3.50x 3.50x $1,683 13% 244 14% 4% 183 11% 4% (73) 40% 61 (9) (94) (18) 49 $887 850 815 1.9% 2.9% 3.8%

2003A 10.2x 4.75x 4.75x $1,490 $770 738 708 0.7% 1.6% 2.5%

DISCOUNTED CASH FLOWS—MANAGEMENT ESTIMATES NPV of Terminal Value 8.9x 4.125x 4.125x $653 626 600 Implied Perpetual Growth of Normalized Free Cash Flow (1.0%) (0.1%) 0.8% Assuming EBITDA Multiple of: 7.5x 3.50x 3.50x

(2)

P/E

NPV of Cash Flows $387 378 369 e

Net Working Capital & Other

E 3

E % Growth        % Margin        % Growth        % Margin        % Growth        % Tax Rat % Growth Rate 11.0% 12.0% 13.0% Rate 11.0% 12.0% 13.0%

U Revenue EBITDA EBIT Less: Taxes Plus: Depreciation and Amortization Less: Rental Purchases less Rental Depreciation Less: Capital Expenditures Less: Unlevered Free Cash Flow Option Dilution Factor Discount Discount

Q Discounted Cash Flow Analysis – Management Projections ($            in millions, except per share data; as of March 31, 2004, mid-year convention) (1) Management model through 2006; management guidance for 2007-2008; assumes 2% annual dilution from options (2) Represents unlevered P/E (3) Net debt assumes $3.7m cash used for share repurchase, minimum $30m cash on hand and $82m NPV of tax benefit from NOLs; share price includes benefit from deductibility of certain options

R

A 9

M T C E J O R P

Y R A M M U S

E V I T U C

E

X 708 673

E $745 $11.90 11.31 10.74

4.75x 4.75x

I

(4) (4) $2,439 6% 282 12% 2% 202 8% (0%) (81) 40% 80 (11) (88) (13) 88 6% 91.9% $646 614 583 $10.30 9.77 9.27

2008E Equity Value 4.125x Price Per Share 4.125x $2,301 7% 277 12% 3% 202 9% 1% (81) 40% 75 (11) (88) (14) 83 14% 93.8% $547 519 492 $8.69 8.23 7.79

2007E 3.50x 3.50x

(1) $2,151 10% 270 13% 6% 199 9% 4% (80) 40% 70 (10) (88) (19) 73 10% 95.6% $993 957 922 75.4% 75.1% 74.7%

2006E 4.75x 4.75x $1,955 8% 255 13% 9% 191 10% 9% (76) 40% 64 (10) (88) (14) 66 163% 97.6% $895 862 831 72.7% 72.3% 71.9%

2005E Enterprise Value 4.125x Terminal Value as a        % of Enterprise Value 4.125x $1,804 7% 234 13% (4%) 176 10% (4%) (70) 40% 58 (9) (118) (12) 25 (49%) 99.0% $796 768 741 69.3% 68.9% 68.5%

2004E 3.50x 3.50x $1,683 13% 244 14% 4% 183 11% 4% (73) 40% 61 (9) (94) (18) 49 $749 718 688 2.2% 3.1% 4.0%

2003A 11.0x 4.75x 4.75x $1,490 (44) $651 624 598 1.0% 1.9% 2.8% 9.6x 4.125x 4.125x DISCOUNTED CASH FLOWS—MEDIAN ANALYST ESTIMATES (2) NPV of Terminal Value preciation $552 529 507 Implied Perpetual Growth of Normalized Free Cash Flow (0.6%) 0.3% 1.2% Assuming EBITDA Multiple of: 8.1x 3.50x 3.50x

(3)

P/E

(2) $244 239 234

NPV of Cash Flows

Net Working Capital & Other

E

3

E % Growth        % Margin        % Growth        % Margin        % Growth        % Tax Rate % Growth Rate 11.0% 12.0% 13.0% Rate 11.0% 12.0% 13.0%

U DCF Analysis—Sensitivity Based Upon Analyst Projections Revenue EBITDA EBIT Less: Taxes Plus: Depreciation and Amortization Less: Rental Purchases less Rental De Less: Capital Expenditures Less: Unlevered Free Cash Flow Option Dilution Factor Discount Discount

Q ($            in millions, except per share data; as of March 31, 2004, mid-year convention) (1) Based on median analyst estimates for 2004 and 2005; assumes 2% annual dilution from options (2) Rental purchase (less depreciation) grows 7.5% per annum in 2004 and 2005 and 5.0% growth thereafter; capex grows 5.0% per annum beginning 2006 (same as expected growth in store base) (3) Represents unlevered P/E (4) Net debt assumes $3.7m cash used for share repurchase, minimum $30m cash on hand and $82m NPV of tax benefit from NOLs; share price includes benefit from deductibility of certain options

R

A 10

M T C E J O R P

Y R A M

M U

S

E V I T U

C OMMENTS

E C 27.3%-31.4% premium 23.0%-28.4% premium

X E

I 52-week trading range 4.6-4.7x market estimates of 2004E EBITDA, based upon performance of Movie Gallery and Blockbuster 11%-13% discount rate; 3.5x-4.75x exit EBITDA multiple 11%-13% discount rate; 3.5x-4.75x exit EBITDA multiple Low: 25% IRR assuming 3.5x 2008E exit multiple; high: 20% IRR assuming 4.75x 2008E exit multiple; based upon management projections Average: Median: $18.85 $20.00 $16.29 $16.52 $17.50 $14.04 $14.06 $13.74 $15.00

RICE

P $13.89 $11.90 $13.62 $12.50 $14.00 offer HARE $12.91 $13.16

S

$11.52 $10.70 Price (3/26/04) $10.50 $10.00 $7.50 $7.79 $5.00 Premiums Analysis Analysis

Trading History Comparable Company DCF Analysis (Mgmt. DCF Analysis (Analyst Leveraged Buy-Out Precedent

ETHODOLOGY

E

E M

U Valuation Summary

Q

R Average Median

A Trading History Comparable Company Analysis DCF Analysis (Mgmt. Projections) DCF Analysis (Analyst View) Leveraged Buy-Out Analysis Precedent Premiums Analysis 11

M T C E J O R P

E E U Q R A M T C E J O R P

Industry Dynamics II

S

C (2.7%) (3.3%) (0.4%) (1.0%)

I ‘08-12

M A

N CAGR

Y

D (0.9%) (1.5%) 0.0% 0.9%

Y ‘04-08

R T S

U $2.61 2.82

D 2012 2012 3,331.0x

N $9,652.0

I I

I $2.65 2.94

Adams Media Research 2008 2008 $10,749.0 3,817.0x $2.65 2.84 2004 2004 $11,158.0 4,056.0x $2.64 2.86 2003 2003 $10,687.0 3,903.0x

, by Adams Media Research (2002)

‘08-12 (8.7%) (8.8%) (1.0%) (1.0%) (34.1%) (3.1%) (3.4%) (5.0%) (2.0%)

CAGR

‘04-08 (3.6%) (5.6%) (1.0%) (1.0%) (33.2%) 15.5% 11.8% (5.0%) (5.5%) $2.42 2.82 $94.7 $6.00 10.74

2012 2012 $4,855.1 1,454.6x 25,006.8 25,101.5 Video Rental 2002: A Strategic Analysis $2.52 2.94 $502.2 $7.37 11.65 Kagan World Media 2008 2008 $6,998.0 2,101.3x 28,329.1 28,831.3 $2.62 3.06 $9.05 14.63 2004 2004 $8,092.1 2,648.0x $2,525.5 15,936.4 18,461.9 , by Kagan World Media (2003); $2.65 3.09 $9.53 16.26 2003 2003 $8,203.4 2,778.3x $3,699.1 12,254.6 15,953.7

The State of Home Video, 2004

E E

U Industry Research – Home Video Market

Q Source:

R

A 12

M T C E J O

R Total rental revenue ($m) Total rental turns Average VHS rental price Average DVD rental price Total sell-through VHS revenue ($m) Total sell-through DVD revenue ($m) Total sell-through revenue ($m) Average VHS sell-through prices Average DVD sell-through prices

P

S

C 97 87 75 68

I M

A 26 Mar 04

N

Y ELBO

D Y R

T 1/1/02

S 15 Oct 03

U

D INCE

N

S

I

I Hitchcock

I ETAILERS 5 May 03

R

AME GME

G 23 Nov 02

IDEO

V 13 Jun 02 S&P 500

ERSUS

V

150 100 50 0 1 Jan 02

118 97 75 68 26 Mar 04 BBI

1/1/02

INCE 15 Oct 03 S Hitchcock

OMPARABLES 5 May 03

C

ENTAL 23 Nov 02 S&P 500

R

IDEO

E V

E MOVI U 13 Jun 02

Q Indexed Share Price Performance ERSUS

R

A V 13

M T

C 50 0 1 Jan 02 E 150 100

J O R P

S C

I 2.5% 1,920 1.6% 8,867 M FY 03 $1,683 82.4% 17.6% 11.0% 27,900 FY 03 $5,912 76.7% 21.7% (2.2%) (2.7%) (3.6%) (3.8%) 81,350

A N Y D

Y $474 1,920 1.6% n/a 8,867 R Q4 03 74.9% 25.1% 12.0% (1.5%) Q4 03 $1,617 70.9% 27.4% (6.8%) (8.4%) (6.0%)

T S U

D $402 7.0% 1,864 1.8% 8,782 N Q3 03 83.9% 16.1% (0.1%) Q3 03 $1,385 79.2% 19.1% (7.5%) (9.1%) (7.1%) (7.7%)

I I

I Q2 03 $389 84.7% 15.3% 11.0% 3.6% 1,846 Q2 03 $1,392 78.7% 19.8% 1.6% 1.0% 0.9% (2.6%) (3.2%) 8,696 Q1 03 $418 87.3% 12.7% 13.0% 9.0% 1,837 Q1 03 $1,518 78.8% 19.7% 1.5% 5.3% 6.9% 1.1% 1.9% 8,617

FY 02 $1,490 88.9% 11.1% 8.0% 4.2% 1,831 25,900 FY 02 $5,566 80.1% 18.3% 1.5% 5.1% 4.9% 0.9% 0.4% 8,545 85,200 Q4 02 $412 84.7% 15.3% 12.0% 5.1% 1,831 Q4 02 $1,582 73.5% 25.1% 1.4% 9.1% 9.6% 8,545 Q3 02 $369 89.7% 10.3% 7.0% 3.1% 1,804 Q3 02 $1,387 81.0% 17.2% 1.8% 6.9% 7.6% 8,246 Q2 02 $345 90.7% 9.3% 7.0% 4.1% 1,800 Q2 02 $1,271 83.8% 15.0% 1.3% 3.9% 3.6% 8,138 Q1 02 $364 90.9% 9.1% 7.0% 4.6% 1,801 Q1 02 $1,326 83.7% 14.6% 1.7% 0.2% (1.3%) 8,027

(1) (1)

Total Revenue Revenue Breakout: Rental Merchandise Same Store Rev. Growth Same Store Rental Rev. Growth Number of Stores Employees Total Revenue Revenue Breakout: Rental Merchandise Other Same Store Rev. Growth Domestic Same Store Rev. Same Store Rental Rev. Growth Domestic Same Store Rental Rev. Number of Stores Employees

E E U

Q Operating Comparison ($            in millions) (1) Number of stores at period end

R ITCHCOCK

A H LOCKBUSTER 14

M B T

C E J O R P

S

C 7.2% 9.8% 6.8% 3.8%

I 2005E 13.2% 10.2% 10.1% 10.9%

M A N

Y 2004E 6.6% 12.9% 9.7% 9.8% 10.1% 6.4% 3.9% 5.8%

D

Y EBIT Margin

R

T 2003A 7.8% 11.8% 9.8% 10.9% 10.9% 6.6% 4.4% 5.6%

S U D N

I 9.1% 6.0%

2005E 11.5% 16.9% 14.2% 13.0% 13.4% 14.5%

I I

EBITDA Margin 2004E 11.0% 16.5% 13.7% 13.0% 13.7% 8.6% 6.0% 9.5%

2003A 12.2% 15.4% 13.8% 14.5% 14.5% 8.7% 6.4% 8.5% 2005E 58.7% 66.9% 62.8% 58.0% 58.4% 29.2% 27.1% 44.4%

Gross Margin 2004E 58.5% 66.7% 62.6% 58.3% 59.1% 28.2% 27.0% 43.9%

2003A 59.6% 66.1% 62.8% 60.5% 60.5% 27.6% 26.6% 45.5% 2005E 2.0% 2.0% 2.0% 1.5% 1.3% (4.0%) (1.0%) NM 2004E (0.4%) 1.0% 0.3% 0.0% 0.2% 5.2% 2.5% NM

Same Store Sales Growth 2003A (2.2%) 7.0% 2.4% 11.0% 11.0% 0.8% 0.0% NM

2005E 5.3% 7.3% 6.3% 8.4% 12.8% 10.8% 14.2% 59.7%

Revenue Growth 2004E 1.5% 12.4% 7.0% 7.2% 9.1% 20.2% 19.8% 81.8%

2003A 6.2% 30.9% 18.6% 12.9% 12.9% 17.0% 21.8% 78.2%

Average

E E

U Blockbuster Movie Gallery Hitchcock (Analysts) Hitchcock (Management) Gamestop Electronics Boutique Netflix

Q Comparison of Financial Metrics

R

A 15

M T

C E J O R P

S C I M A N Y

D 10.5x

Y

R 8.0x

T 3/26/04

S

U 12.9x

D N I I

I 12.0x

9.7x 1/1/04

ULTIPLES 12.3x

P/E M 12.7x

EAR 11.4x 6/30/03

Y 12.7x Movie Gallery

ISCAL 10.2x

F

12.3x 1/1/03 Hitchcock

ORWARD 9.6x

F

EAR 18.7x

-Y 18.1x 6/30/02 Blockbuster

NE

O 20.7x

ANNUAL 27.5x

- 25.1x 1/1/02

EMI

S 26.8x

15.2x

36.8x 6/30/01 22.5x

E

E 40.0x 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0

U

Q Historical Multiples Analysis (1) Source: I/B/E/S median and currently available Wall Street research

R

A 16

M T C E J O R P

E E U Q R A M T C E J O R P

Situational Overview III

W E I

V 16,000 14,000 10,000 6,000

R 18,000 12,000 8,000 4,000 2,000 0

E V

O 26 Mar 04

L

A Volume (in 000s)

N O

I 1/6/04 Issued Q4 earnings guidance below expectations 1/29/04 T

A

U 12/2/03 T

I 14 Sep 03

S 4/15/03 Announced Q1 earnings above expectations 10/13/03 after downward revisions I Announced Q4 as expected I below estimates I 2/20/03 Announced Q4 earnings at high- end of previous guidance 7/2/03 Raised Q2 Announced Q3 earnings Issued Q4 earnings warning earnings guidance 5 Mar 03

12/18/02 12/5/02

Completed sale of $225m sr. sub notes; reaffirmed guidance as 24 Aug 02 5/6/02 received commitment from UBS for $200m term loan & $50m credit facility 12 Feb 02 3/6/02 Announced planned sale of sr. sub notes; 10/1/01 Raised Q3 guidance better than expected Q1 Raised Q2 guidance 1/8/02 12/10/01 convertibles 6/5/01 Announced amendment to extend credit facility Sold 7m shares at $15/share Filed shelf for $127m of common stock & $300m of 5/7/01 Announced 2 Aug 01 Announced $175m credit facility from UBS 10/17/00 Announced worse than expected Q3 results 10/30/00 Jeffrey Yapp, President & COO, resigned 3/5/01 Negotiated with lenders to reduce debt amortization payment 21 Jan 01 6/12/00 Reel.com sales relinquished to Buy.com

12 Jul 00

E 4/19/00 Hired DLJ for possible sale or LBO of Company

E U

Q Share Price Performance since 1/1/00

R 4/11/00 Received commitment for $375m sr. credit facility

A 1/25/01 Wattles returns as CEO 17

M T

C 5 0 1 Jan 00 E $25 20 15 10

J Price

O R P

W E I V R E

V 3.4%

O $14.50 100.0% $14.00 -

L A N O I T A U T

I 5.8% 96.6%

S $13.50—$14.00

I

I

I shares traded since December 1, 2003: 113.9m

– 1.9x shares outstanding 8.8% $13.00—$13.50 90.8% Total – 2.0x public float

(1)

1, 2003 24.8% $12.50—$13.00 82.0%

ECEMBER

D

INCE 18.2% $12.00—$12.50 57.1%

S

OLUME

V Average: $12.25

18.2% $11.50—$12.00 39.0%

11.8% 20.8% $11.00—$11.50

E E

U 8.9%

Q Cost Basis of Shareholders – Since 12/1/03 8.9% $10.50—$11.00 (1) Percentage of total volume traded from December 1, 2003 to March 26, 2003

R

A 18

M T C E

J 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

O

R Trades P Cum. % of

W E I V R E

V 4.6% $18.00—$19.00 100.0%

O L A N O I T A

U 18.8% 95.4%

T $17.00—$18.00

I S

I I

I 76.6%

Total shares traded since April 1, 2003: 278.7m – 4.9x public float – 4.7x shares outstanding 19.9% $16.00—$17.00

7.6% 56.7% $15.00—$16.00

(1)

1, 2003

PRIL 6.4% $14.00—$15.00 49.1%

A

INCE

S Average: $14.77

OLUME 9.1% $13.00—$14.00 42.6%

V

17.6% $12.00—$13.00 33.5%

12.3% $11.00—$12.00 15.9%

E E U

Q Cost Basis of Shareholders – Since 4/1/03 3.7% $10.00—$11.00 3.7% (1) Percentage of total volume traded from April 1, 2003 to March 26, 2004

R

A 19

M T C E

J 25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

O

R Trades P Cum. % of

W E I V R E

V O

L Issue

A $10.82 10.84 11.30 11.83 12.20 12.06 12.06 12.06 11.30 $11.61 11.83

N Price at

O

I Report

T A U T I S

I NA NA NA NA NA

I

I Methodology 12.5x 2004E P/E 14.5x 2005E P/E 14.0x 2004E P/E 7.5x 2004E P/E

NA $9.91 15.32 NA 19.82 17.34 NA 9.01 NA $14.28 15.32

-—-—-—-—-—-Equivalent at 11-13% Discount NA $9.73 15.04 NA 19.47 17.04 NA 8.85 NA $14.03 15.04 Forward Price Target NA $11.00 17.00 NA 22.00 19.25 NA 10.00 NA $15.85 17.00 As Published Rating Outperform Market Perform Buy Outperform Buy Neutral Outperform Neutral Peer Perform Average Median Date 02/25/04 02/23/04 02/11/04 02/04/04 02/02/04 01/30/04 01/30/04 01/30/04 01/28/04

Broker

E

E Bear Stearns Aperion Southwest Securities Morgan Keegan Wells Fargo Securities Wedbush Morgan Thomas Weisel Partners Fulcrum Global Partners Soleil Securities

U

Q Analyst Ratings and Price Targets

R

A 20

M T C E J O R P

W

E NA NA NA NA NA

I $1.40 1.51 1.42 $1.44 1.42 $1.68 1.80 (0.12) $1.51 (0.00)

V

R 2005E

E V

O EPS

L 1.31 1.35 1.33 1.34 1.33 1.40 1.37 1.34 1.63

A $1.30 $1.34 $1.45 (0.18) $1.57 (0.26)

N 2004E

O I T A

U (0) T (13) I $190 192 NA NA NA NA NA NA $191 191 $208 222 $192

S 2005E

I I

I EBIT 176 (19) (16)

2004E $177 167 NA 158 NA 181 183 175 $174 $185 204 $183 NA $255 NA NA NA NA NA NA $255 255 $277 277 (0) NA NA

2005E

EBITDA NA $230 NA NA NA NA NA 239 $234 234 $252 264 (12) NA NA

2004E

2005E $1,966 1,944 NA NA NA NA NA NA $1,955 1,955 $2,071 1,677 395 $1,660 284 Revenue 1,783 NA 1,738 1,843 1,735 1,833 1,843 1,804 1,557 279 247 2004E $1,804 $1,797 $1,836 $1,536 Date 02/20/04 02/02/04 01/30/04 01/30/04 01/30/04 01/30/04 01/30/04 01/28/04 Average Median

(1)

Broker

E Video Division Games Division Video Division Games Division E Aperion Wells Fargo Securities Bear Stearns Fulcrum Global Partners Morgan Keegan Southwest Securities Wedbush Morgan Thomas Weisel Partners Memo: Management Estimates Memo: Divisional Split

U ($            in millions, except per share data)

Q Summary of Analysts’ Projections (1) Estimates from Wells Fargo report dated 2/2/04

R

A 21

M T C E J O R P

W E

I 2003A $1.38

V

R 03/04

E

V (1)

O L A N O

I 08/03

T ROGRESSION

A

P

U T I S

STIMATE

I 03/03 I E Date of estimate

I ARNINGS

08/02 FY 2005

I/B/E/S E

03/02 $2.10 1.90 1.70 1.50 1.30 FY 2004

2003A $1,683 03/04 FY 2003

(1)

ROGRESSION 08/03 Estimate for:

P

STIMATE 03/03

E Date of estimate

EVENUE 08/02

E

E I/B/E/S R

U

Q Revenue/Earnings Estimate Progression 03/02 (1) Estimates based on I/B/E/S mean estimates

R

A 2,250 2,000 1,750 1,500 1,250 1,000 22 M $2,500

T C E J O R P

• W E I V

• R 4.9x 3.7x

• E V O L

• A 6.7x 21.8x

• N O

• I ATING /EBITDAR: /EBITDAR: T 1.5x (1) 0.3x (1)

• A R

• U B+ B2 BBB-

• T Ratios Coverage: Other Ratios Coverage: Other

• I

• S REDIT & &

• C Stable Rating: Stable Rating: Credit Interest Stable Rating: Credit Interest I Poor’s: Debt Debt

• I

• I & Company Company Trailing EBITDA Debt/EBITDA: Trailing Debt/EBITDA: Outlook: Outlook: Total Adjusted Outlook: Company EBITDA Total Adjusted Standard Moody’s 2003 Fitch 2003

• Total $1,355.5 1.3 1,356.8 100% 225.0 145.0 1.3 371.3 100% Total $2,537.7 126.7 2,664.4 100% 124.8 100%

• - 361.1 27% years 225.0—- 225.0 61% $646.5 29.9 676.4 25% years - 0% 2009+ $361.1 3 2009+ 2.6 of of

• 2008 $139.8—139.8 10% term - 105.0—105.0 28% 2008 $195.7 11.2 206.9 8% term - 0% remaining remaining

• 2007 $178.7—178.7 13% median - 20.0—20.0 5% 2007 $279.4 13.2 292.6 11% median - 0% and and

• 2006 $209.1 0.2 209.3 15% options - 20.0 0.2 20.2 5% 2006 $381.6 18.8 400.4 15% options - 0% OMMITMENTS 0.5 17% renewal -—0.5 0.5 0% 24.6 19% renewal 0.7 1%

• C 2005 $229.0 229.4 2005 $475.2 499.8 Rent). x (8 extended extended +

• 2004 $237.8 0.6 238.5 18% with -—0.6 0.6 0% 2004 $559.3 29.0 588.3 22% with 124.1 99% Debt years years as

• 15 10 to to defined

• Other 5 Other 5

• Comparison Leases & Obligations Obligations: Notes & Leases Obligations Obligations: other Obligations: Leases generally Leases Obligations Leases generally and Lease Total life Facility LT Total Obligations: Lease Total life Maturities Total debt of of of of

• % % %

• E millions) Lease Operating Capital Total Average Long-Term Subordinated Credit Capital Total Lease Operating Capital Total Average Long-Term Debt

• E Adjusted

• U Credit in

• Q ($            R

• A 23

• M T C E

• J ITCHCOCK

• O H LOCKBUSTER

• R B P

are that and itself W home movie

E required I by operating and

V

R mature measures finance E made repurchase to

V

O and raise leverage as it measures, L Hitchcock’s stock Hitchcock’s A protection of

N decisions The company had no cash continue O that

I flow million will T competitive and protection ahead

A belief $30 U Cash The amendment also increases the

T debt I credit

S highly business Poor’s company the 4.2x. & reduce the I better immediate

I in video of which has the potential to I Although covenants tighten in 2004, Standard & to in an that domestic EBITDA Standard resulting for position, flow participation to allow cash OMMENTARY own term, to expectations

C its debt incorporates on company’s on total long operating based Does not expect leverage and coverage ratios to be significantly affected Liquidity is provided by a $50 million secured revolving credit facility that agreement of the with outlook the credit use stable, Cash flow generation from existing stores is expected to remain strong. The dependence The over subordinate to the banks’ the its reflect its leveraged, improve reflects remains stable. amended

Hitchcock industry, These risks are partially mitigated by the company’s good position in the video rental industry and highly is will outlook outlook is stable. is has on the positive effects of revenue-sharing agreements with movie studios and consumers shifting to DVDs from outlook confirmation modestly in the future relative to the recent past” rating “Ratings entertainment studios, its leveraged balance sheet, and the long-term threat associated with new technologies for delivering home video. VHS.” “Hitchcock adequate for the rating category, with EBITDA interest coverage of 2.4x and funds from operations to total debt at 21.5% in 2003.” “Financial flexibility is adequate. matures in 2008 and $74 million of cash and cash equivalents as of Dec. 31, 2003. borrowings under its revolving bank facility as of Sept. 30, 2003, and has no significant debt maturities until 2008.” “The company currently is in compliance with the covenants. Poor’s expects the company to remain in compliance.” “The performance management is committed to operating the business under a more conservative financial policy with a focus on debt reduction.” “Hitchcock established a basket for future repurchases based on cash flow generation. amount of allowable debt increases the company’s financial flexibility.” “The amortization schedule, as well as the expectation that leverage measures will improve more slowly or decline “The primarily from operating cash flow… by the use of cash for the announced share repurchases.” “The rating investment in growth has been in excess of Moody’s expectations, however, and is expected to rise for the near to medium term.” Stable B+ BB- B- Stable B2 B1 Ba3 B3

ATING

R

REDIT

C Outlook Corporate Rating Senior Secured Debt Sub Debt Outlook Issuer Rating Senior Implied Secured Bank Debt Senior Subordinated

E E U

Q Hitchcock Credit Overview

R &

A S

S ‘ 24

M ‘ T OOR

C OODY

E P M

J TANDARD

O S R

P

W

E 26 Mar 04

I V R E V O

25 Jan 04

L A N

O I

T

A 25 Nov 03

U T I

S REASURY

T

I 25 Sep 03

I

I PREAD TO

26 Jul 03

S

26 May 03 Spread 7.0% 6.0% 5.0% 4.0% 3.0% 26 Mar 03 Yield 10.0% 9.5% 9.0% 8.5% 8.0% 7.5% 7.0% 6.5% 6.0% 26 Mar 04 25 Jan 04 Hitchcock Yield $107.42 99.62 (10.3%) 0.0% 9.73% 6.43% 9.63% 25 Nov 03

IELD

Y

25 Sep 03

RICE AND

P 26 Jul 03

E % Change from 52 Week High        % Change from 52 Week Low

E 52 Week Average Price Current Price Yield to Maturity Spread Over Treasury Coupon Rate

U

Q Hitchcock Bond Performance Over Past Year Hitchcock Price

R 26 May 03

A 25

M T C

E 98 J $112 110 108 106 104 102 100 26 Mar 03 O Price

R P

E E U Q R A M T C E J O R P

Valuation Analysis IV

S I S

Y

L 3 15 98

A 1,190 1,505 1,094 411 149 259 244 146 333 $2.14 5.5% 0.1% 9.6% 9.0%

N $2,695 5.8% 55.8% 40.6% 15.2% 12.4% 40.0%

A

2008E

N O I T

A 3

U 381 140 239 17 222 89 133 315

L $2,548 1,134 1,414 1,033 $1.97 7.4% 55.5% 40.5% 15.0% 5.5% 0.1% 9.4% 12.4% 40.0% 8.7%

A

V 2007E

V I

$2,372 1,055 1,317 966 350 131 4 216 20 197 79 118 294 $1.78 14.5% 55.5% 40.7% 14.8% 5.5% 0.2% 9.1% 12.4% 40.0% 8.3%

2006E $2,071 861 1,211 876 335 121 5 208 26 182 73 109 277 $1.68 12.8% 58.4% 42.3% 16.2% 5.8% 0.3% 10.1% 13.4% 40.0% 8.8%

2005E $1,836 750 1,085 788 297 108 4 185 31 154 62 93 252 $1.45 9.1% 59.1% 42.9% 16.2% 5.9% 0.2% 10.1% 13.7% 40.0% 8.4%

2004E $1,683 665 1,018 722 296 108 5 183 36 147 59 88 244 $1.38 12.9% 60.5% 42.9% 17.6% 6.4% 0.3% 10.9% 14.5% 40.0% 8.8%

2003A $1,490 574 916 648 269 90 3 176 42 134 54 80 234 $1.29 17.2% 61.5% 43.5% 18.0% 6.0% 0.2% 11.8% 15.7% 40.0% 9.0%

2002A

E

E Gross Margin Total Operating Expenses Contribution General & Administrative Expenses Store Opening Costs Operating Income EBITDA Taxes Pro Forma Net Income

U Management Projections Revenue Cost of Goods Sold Gross Profit Total Operating Expenses Contribution General & Administrative Expenses Store Opening Costs Operating Income Interest Expense (Income) Pretax Profit Taxes Pro Forma Net Income Memo: EBITDA EPS Y-o-Y Revenue Growth As a        % of Revenue

Q ($            in millions, except per share data) Source: Management model through 2006; management guidance for 2007-2008

R

A 26

M T C E J O R P

S I S Y L A N A N O I T A U L A V

V I

NA NA NA > $1.33

Management’s Public Guidance 2004E (1.0%)—(2.0%)

2006E $2,372 14.5% 294 12.4% 216 9.1% $1.78 0.9%

(1)

Weekly Forecast 2005E $2,071 12.1% 277 13.4% 208 10.1% $1.68 0.6% 2004E $1,848 9.8% 258 14.0% 192 10.4% 1.53 (0.7%) 2006E $2,372 14.5% 294 12.4% 216 9.1% $1.78 0.9% 2005E $2,071 12.8% 277 13.4% 208 10.1% $1.68 0.6%

Projections (Full Model) 2004E $1,836 9.1% 252 13.7% 185 10.1% $1.45 (1.3%)

Y-o-Y Growth Margin Margin

Revenue EBITDA EBIT EPS Rental Comp

E E U

Q Comparison of Management Projections ($            in millions, except per share data) (1) According to management, Weekly Forecast does not change 2005E and 2006E estimates in Projections (Full Model)

R

A 27

M T C E J O R P

S I S Y L A N A N

O I

T 1,038 996 16.52 15.86 A $1,083 $17.21

U 4.75x 4.75x

L A

(2) V (2)

61 (2)

V 6% 317 3% 256 4% (15) (53) 145 2% 932 894

I 2008E $1,998 16% 13% (102) 40% 91.9% Equity Value 4.125x $972 Price Per Share 4.125x $15.49 14.87 14.28 $1,892 6% 306 16% 4% 245 13% 5% (98) 40% 61 (14) (52) 1 142 6% 93.8% $861 826 792 $13.76 13.20 12.65

2007E 3.50x 3.50x

(1) $1,785 6% 294 16% 6% 233 13% 5% (93) 40% 61 (14) (51) (1) 134 2% 95.6% $1,331 1,287 1,244 63.3% 62.7% 62.2%

2006E 4.75x 4.75x $1,677 8% 277 17% 5% 222 13% 9% (89) 40% 56 (14) (51) 7 131 34% 97.6% $1,221 1,181 1,143 59.9% 59.4% 58.8%

2005E Enterprise Value 4.125x Terminal Value as a        % of Enterprise Value 4.125x $1,557 4% 264 17% 2% 204 13% 1% (82) 40% 60 (15) (59) (10) 98 (20%) 99.0% $1,110 1,074 1,041 55.9% 55.4% 54.8%

2004E 3.50x 3.50x $1,502 260 17% 203 14% (81) 40% 57 (9) (66) 19 123 $842 807 774 1.5% 2.5% 3.4%

2003A 4.75x 4.75x $731 701 672 0.2% 1.1% 2.0%

DISCOUNTED CASH FLOWS—MANAGEMENT ESTIMATES NPV of Terminal Value 4.125x plied Perpetual Growth 4.125x preciation Assuming EBITDA Multiple of: $621 595 570 Im of Normalized Free Cash Flow (1.5%) (0.6%) 0.3% 3.50x 3.50x

NPV of Cash Flows $489 480 471

Net Working Capital & Other

E 3

E % Growth        % Margin        % Growth        % Margin        % Growth        % Tax Rate % Growth Rate 11.0% 12.0% 13.0% Rate 11.0% 12.0% 13.0%

U Going Concern DCF Analysis – Video Segment (Management Projections) ($            in millions, except per share data, as of March 31, 2004, mid-year convention) Revenue EBITDA EBIT Less: Taxes Plus: Depreciation and Amortization Less: Rental Purchases less Rental De Less: Capital Expenditures Less: Unlevered Free Cash Flow Option Dilution Factor Discount Discount

Q (1) Management model through 2006; management guidance for 2007-2008; assumes 2% annual dilution from options (2) Assumes 100% of Hitchcock net debt attributed to Video division (includes $3.7m cash for share repurchase)

R

A 28

M T C E J O R P

S I S Y L A N A N

O

I (59) (60)

T ($58) (0.94) (0.96) A ($0.92)

U 4.75x 4.75x

L A

(2) V (2)

0 1

17 3 (1) 14 (5) 12

V 6% 2% 0% (65) (66)

I 2008E $697 83% (142%) 40% 64% 91.9% Equity Value 4.125x ($64) Price Per Share 4.125x ($1.02) (1.03) (1.05) $656 12% 9 1% 1,257% (6) (1%) (61%) 3 40% 16 0 (5) (0) 7 NM 93.8% ($70) (70) (71) (1.11) (1.13) (1.14)

2007E 3.50x 3.50x

(1) $587 49% 1 0% (304%) (17) (3%) 25% 7 40% 17 0 (22) (2) (16) NM 95.6% ($58) (59) (60) (76.9%) (72.1%) (67.7%)

2006E 4.75x 4.75x $395 41% (0) (0%) (97%) (13) (3%) (30%) 5 40% 13 0 (47) (23) (65) NM 97.6% ($64) (65) (66) (60.6%) (57.2%) (54.0%)

2005E Enterprise Value 4.125x Terminal Value as a        % of Enterprise Value 4.125x $279 55% (12) (4%) (27%) (19) (7%) (5%) 8 40% 7 0 (32) (12) (48) NM 99.0% ($70) (70) (71) (47.1%) (44.6%) (42.4%)

2004E 3.50x 3.50x $180 (16) (9%) (20) (11%) 8 40% 4 0 (29) (37) (73) $45 43 41 6.8% 7.8% 8.8%

2003A 4.75x 4.75x $39 37 36 6.2% 7.2% 8.1%

DISCOUNTED CASH FLOWS—MANAGEMENT ESTIMATES 4.125x 4.125x

NPV of Terminal Value Assuming EBITDA Multiple of: $33 31 30 Implied Perpetual Growth of Normalized Free Cash Flow 5.4% 6.4% 7.3% 3.50x 3.50x

NPV of Cash Flows ($102) (102) (101)

Net Working Capital & Other

E 3

E % Growth        % Margin        % Growth        % Margin        % Growth        % Tax Rate % Growth Rate 11.0% 12.0% 13.0% Rate 11.0% 12.0% 13.0%

U Revenue EBITDA EBIT Less: Taxes Plus: Depreciation and Amortization Less: Rental Purchases less Rental Depreciation Less: Capital Expenditures Less: Unlevered Free Cash Flow Option Dilution Factor Discount Discount (2) Assumes 0% of Hitchcock debt attributed to Game division Q Going Concern DCF Analysis – Game Segment (Management Projections) ($            in millions, except per share data, as of March 31, 2004, mid-year convention) (1) Management model through 2006; management guidance for 2007-2008; assumes 2% annual dilution from options

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S

I 52% 86% 88% NA 75% 86%

S 1 Week Y

L

A Premium 48% 57% 47% NA 51% 48%

N 1 Day A at Announcement N

O 8.8x NA NA NA 8.8x 8.8

I

T Forward A

U EBIT

L 11.0x 6.2 10.1 6.0 8.3x 8.1

A LTM V

V

I Forward 5.5x NA NA NA 5.5x 5.5 EBITDA 6.7x 4.3 7.6 NA 6.2x 6.7

Enterprise Value LTM

Forward 0.26x NA NA NA 0.26x 0.26

Deals that have occurred in related Revenue 0.29x 0.33 0.56 NA 0.39x 0.33

LTM $381 639 142 215 $344 298

Enterprise Value $380 419 163 NA $321 380

Equity Value

Target Description Specialty retailer of pre-recorded Average Median Canadian retailer and e-tailer of consumer electronic products home entertainment products Video game retailer Video game retailer Buyer/Target Best Buy Future Shop Best Buy Musicland Barnes & Noble Funco Barnes & Noble Babbage’s S&P 1,187 1,351 1,501 1,325 1,108

E Date

E Apr 6, 2000 Oct 6, 1999

U Precedent Transactions Analysis ($            in millions, except per share data) Announced Aug 14, 2001 Dec 6, 2000 Mar 26, 2004

Q No transactions have occurred in the video rental business in recent years. or analogous industries are a few years old and are not sufficiently comparable

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S I S Y L A N A N O I T A U L A V V I

Announcement 1 Week 31.4% 28.4% at

1 Day 27.3% 23.0%

Premium

Enterprise Value $1.0bn-1.5bn or Equity Value $750m-1,250m: Average Median

E Data set includes domestic completed deals from 1/1/1999 to 3/19/2004 in which a majority stake was acquired.

E U

Q Precedent Premiums Analysis Note:

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S I S Y L A N A

5.2x 0.1x 1.9x 1.6x 4.8x 3.7x 4.0x N 272.0 52.8 30.0 25.0 37.2

O $900.8 94.7% 39.5%

I $1,317.8 2008 T Amount

A U

L 5.4x 0.5x 2.4x 1.5x 4.0x 3.1x 3.3x

A 63.6% 26.5%

V 2007

V I

5.7x 0.9x 3.0x 1.5x 3.6x 2.6x 2.7x 35.3% 14.7%

2006

5.9x 1.3x 3.5x 1.5x 3.4x 2.5x 2.2x 15.0% 6.2% Uses of Funds Purchase of Equity Existing Net Debt Tender Premium Minimum Cash Financing Fees 2005 Other Fees Total 6.1x 1.6x 4.0x 1.5x 3.1x 2.3x 2.0x 6.7% 2.8%

@ $14.00 2004

32.5% 30.4% 15.2% 0.0% 21.9% 100.0% 0.0% 6.2x 1.8x 4.2x NM NM NM NM NM NM

NALYSIS % of Total 2003

LBO A Rate/ Spread 3.00% 9.50% 10.50% 0.00% 3.00% UMMARY 428.8 400.0 200.0 0.0 289.0 0.0

S Amount $1,317.8 2008 15.1% 22.1% 25.2% 30.6% (1) 5.3% 17.2% 22.2% 30.8%

Fee Exit Year 2007

(22.5%) 1.5% 10.8% 26.5%

Fee        % Equity IRR 2006

E 3.50x 4.00x 4.25x 4.75x E Sources of Funds Senior Secured Credit Facility Senior Debt Senior Sub. Debt Preferred Issuance of Equity Total Revolver Leverage Ratios Total Debt + Capitalized Op. Leases / EBITDAR Senior Secured Debt / EBITDA Total Debt / EBITDA EBITDAR / Interest + Rent Expense EBITDA / Interest EBITA / Interest EBITDA—CapEx / Interest Debt Paydown Senior Secured Credit Facility Paydown Total Debt Paydown EBITDA Multiple

U ($            in millions, assumes June 30, 2004 close)

Q LBO Analysis (1) Assumes Operating Leases capitalized at 12.5%

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S I S Y L

A N

A

N 8.50% 5.10% 12.7% 12.4% 12.1% 12.0% 11.8% 11.6%

O I T A U L

A 8.00% 4.80% 12.7% 12.4% 12.1% 11.9% 11.8% 11.4%

V V I

Pre-Tax/After-Tax Cost of Debt 7.50% 4.50% Weighted Average Cost of Capital 12.7% 12.4% 12.0% 11.8% 11.7% 11.3%

Cost of (6) 12.7% 13.2% 13.9% 14.3% 14.7% 15.9%

Equity

(2)

. 0.95 1.02 1.10 1.14 1.20 1.33

Cap

Debt/ 7% 33% 0% 0% 0% 13% 0% Cost of Debt—Pre-tax Cost of Debt—After-tax Levered Beta

Total

(5) 1.00 1.07 1.15 1.20 1.26 1.40

Unlevered Beta 0.95 0.88 0.70 1.12 1.11 0.95 1.60 Levering Factor

(1) 40.0% 4.7% 8.4% 0.95 0.95 0.95 0.95 0.95 0.95

Levered Beta 0.99 1.14 0.70 1.12 1.11 1.60 Unlevered Beta

0.0% 11.1% 25.0% 33.3% 42.9% 66.7%

(3) Debt/ Equity

Company (4)

0.0%

10.0% 20.0% 25.0% 30.0% 40.0%

E Debt/ E Tot. Cap.

U Blockbuster Hitchcock Movie Gallery Gamestop Electronics Boutique Average Memo: Netflix Assumptions Marginal Tax Rate Risk Free Rate of Return Equity Risk Premium

Q Weighted Average Cost of Capital (1) BARRA predicted betas as of March 15, 2004 (2) Debt to total capitalization calculated using total debt (i.e. short-term debt, long-term debt and capital leases) (3) Based on 20-year treasury yield as of March 15, 2004 (4) Source: Ibbotson Yearbook 2003 (long-term horizon expected equity risk premium from 1926-2002); includes 1.35% size premium (5) Levering Factor = [1+(1-Tax Rate)(Debt/Equity)] (6) Cost of Equity = (Risk-Free Rate of Return)+(Levered Beta)(Equity Risk Premium)

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